                         NOTICE OF GUARANTEED DELIVERY
                                 IN RESPECT OF
                       9.33% SERIES A CAPITAL SECURITIES
                                      AND
                       9.33% SERIES B CAPITAL SECURITIES
                                       OF
                           FIRST USA CAPITAL TRUST I

   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 9:00 A.M., NEW YORK CITY
        TIME, ON MONDAY, JUNE 30, 1997, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                              THE BANK OF NEW YORK

By Registered or Certified   Facsimile Transmissions:     By Hand or Overnight
          Mail:               (ELIGIBLE INSTITUTIONS           Delivery:
   The Bank of New York               ONLY)               The Bank of New York
  101 Barclay Street, 7E          (212) 571-3080           101 Barclay Street
 New York, New York 10286                               New York, New York 10286
Attention: Reorganization     Confirm by Telephone:            Attention:
         Section                  (212) 815-5789         Reorganization Section
      Shilpa Trivedi                                         Shilpa Trivedi

          DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR A TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

          This Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the offer by First USA, Inc., a Delaware corporation ('First USA'), to purchase any and all of the 9.33% Series A Capital Securities (the 'Series A Capital Securities') issued and any and all of the 9.33% Series B Capital Securities (together with the Series A Capital Securities, the 'Securities') to be issued by First USA Capital Trust I, a Delaware business trust, at $1,155 per $1,000 liquidation amount (plus accumulated and unpaid distributions up to, but not including, the settlement date), upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 2, 1997 (the 'Offer to Purchase') and in the related Letter of Transmittal (which collectively constitute the 'Offer') if certificates for the Securities are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary by the Expiration Date.

     Securities accepted for purchase by First USA will be purchased as $1,155 per $1,000 liquidation amount (plus accumulated and unpaid distributions up to, but not including, the settlement date). First USA expects the settlement date to be as soon as practicable after the Expiration Date (as defined in the Offer to Purchase). The settlement date will be the same for all Securities purchased in the Offer, including Securities delivered pursuant to the guaranteed delivery procedures. Except as specifically provided in the Offer to Purchase, under no circumstances will interest be paid on the Offer consideration, regardless of any delay in making such payment. Distributions will cease to accrue on all Securities on the business day prior to the settlement date, including on Securities delivered pursuant to the guaranteed delivery procedures.

          This form must be delivered by an Eligible Institution (as defined below) by hand or transmitted by telegram, facsimile transmission or mail to the Depositary as set forth below.

          This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders, upon the terms and subject to the conditions set forth in the Offer to Purchase and in the related Letter of Transmittal, receipt of which is hereby acknowledged, the liquidation amount of Securities set forth below pursuant to the guaranteed delivery procedures described in 'Procedures for Tendering Securities' in the Offer to Purchase.

     The undersigned understands that Series A Capital Securities tendered will be accepted only in liquidation amounts equal to $100,000 or integral multiples of $1,000 in excess of such amount and that Series B Capital Securities tendered will be accepted only in liquidation amounts equal to $1,000 or integral multiples thereof. The undersigned understands that Securities tendered pursuant to the Offer may not be withdrawn, except under the limited circumstances described in the Offer to Purchase.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                            PLEASE SIGN AND COMPLETE

Signature(s) of Registered Holder(s) or
Authorized Signatory: __________________________________________________________

________________________________________________________________________________

Name(s) of Registered Holder(s):

________________________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Liquidation Amount of Securities Tendered:

________________________________________________________________________________

________________________________________________________________________________

Certificate No(s). of Securities (if available):

________________________________________________________________________________

________________________________________________________________________________

Address(es): ___________________________________________________________________

________________________________________________________________________________
                                                         Zip Code

Area Code(s) and Telephone No(s).:

________________________________________________________________________________

________________________________________________________________________________

       If Securities will be delivered by book-entry transfer (including through ATOP), check trust company below:

/ /  The Depository Trust Company

/ /  Philadelphia Depository Trust Company

Depository Account No.: ________________________________________________________

Date: __________________________________________________________________________

     This Notice of Guaranteed Delivery must be signed by the Holder(s) of Securities exactly as their name(s) appear on Securities or on a security position listing as the owner of Securities, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): _______________________________________________________________________

________________________________________________________________________________

Capacity (full title) __________________________________________________________

Address(es) ____________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

DO NOT SEND SECURITIES WITH THIS FORM. SECURITIES SHOULD BE SENT TO THE DEPOSITARY TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in the Security Transfer Agent's Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program (each, an 'Eligible Institution'), hereby guarantees (i) that the Securities tendered hereby are in proper form for purchase (pursuant to the procedures set forth in 'Procedures for Tendering Securities' of the Offer to Purchase), and (ii) the Depositary will receive (a) such Securities, or a Book-Entry Confirmation of the transfer of such Securities into the Depositary's account at a Book-Entry Transfer Facility, or a confirmation of DTC's transfer of Securities to the Depositary in accordance with DTC's ATOP procedures for transfer (pursuant to the procedure for book-entry transfer and ATOP transfer, respectively, set forth in 'Procedures for Tendering Securities' in the Offer to Purchase), and (b) a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees (or, in the case of a book-entry transfer or ATOP transfer, an Agent's Message), and any other documents required by the Letter of Transmittal, all within three New York Stock Exchange, Inc. trading days after the date hereof.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and Securities to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Eligible Institution: __________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                                                                      (Zip Code)
Area Code and

Telephone No.: _________________________________________________________________

________________________________________________________________________________
                             (Authorized Signature)

Name: __________________________________________________________________________
                                 (Please Print)

Title: _________________________________________________________________________

Dated: __________________________________________________________________ , 1997